                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              theglobe.com, inc.
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies: N/A

  (2) Aggregate number of securities to which transaction applies: N/A

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

  (4) Proposed maximum aggregate value of transaction: N/A

  (5) Total fee paid: N/A

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid: N/A

  (2) Form, Schedule or Registration Statement No.: N/A

  (3) Filing Party: N/A

  (4) Date Filed: N/A

                              [theglobe.com logo]

                              theglobe.com, inc.
                              31 West 21st Street
                           New York, New York 10010

                                                                   May 14, 1999

Dear Stockholder:

  We invite you to attend our Annual Meeting of Stockholders on Tuesday, June 8, 1999, 8:30 a.m., at the Loews New York Hotel, 569 Lexington Avenue, New York, New York 10022.

  This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you about the agenda and procedures for the meeting. In addition to specific agenda items, we will discuss generally the operations of theglobe. We welcome your comments, and hope you will join us.

  Whether or not you plan to attend in person, it is important that your shares be represented at the Annual Meeting. The Board of Directors recommends that stockholders vote FOR each of the matters described in the proxy statement to be presented at the Annual Meeting.

  PLEASE DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

  Thank you.

                                          Sincerely,

                                          [TODD V. KRIZELMAN SIGNATURE]
                                          Todd V. Krizelman
                                          Co-CEO and Co-President

                                          [STEPHAN J. PATERNOT SIGNATURE]
                                          Stephan J. Paternot
                                          Co-CEO and Co-President

                      [LOGO OF theglobe.com APPEARS HERE]

                              theglobe.com, inc.
                              31 West 21st Street
                           New York, New York 10010

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 8, 1999

  theglobe.com, inc., a Delaware corporation, will hold its Annual Meeting of Stockholders on Tuesday,June 8, 1999 at 8:30 a.m., at the Loews New York Hotel, 569 Lexington Avenue, New York, New York 10022 for the following purposes:

    1. To elect the Board of Directors for the coming year;

    2. To approve theglobe's 1998 Stock Option Plan, as amended and restated;

    3. To approve theglobe's 1999 Employee Stock Purchase Plan; and

    4. To transact any other business that may properly come before the Annual Meeting.

  If you own shares of theglobe as of the close of business on May 3, 1999 (the "Record Date"), you can vote those shares by proxy or at the Annual Meeting.

New York, New York
May 14, 1999

                                          By Order of the Board of Directors

                                          /s/ Francis T. Joyce
                                          Francis T. Joyce
                                          Vice President, Chief Financial
                                           Officer, Treasurer & Assistant
                                           Secretary

                               ----------------

  IMPORTANT: Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope in order to ensure representation of your shares. No postage is necessary if you mail it in the United States.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Voting Rights and Solicitation of Proxies................................   1
I.Election of Directors..................................................   2
Nominees for Directors...................................................   2
Board Meetings and Committees of the Board...............................   5
Director Compensation....................................................   5
Indemnification..........................................................   5
Other Executive Officers.................................................   6
II.Approval of the 1998 Stock Option Plan, as amended and restated.......   6
Purpose of the Proposal..................................................   6
General..................................................................   7
Description of the Option Plan...........................................   7
Awards under the Option Plan.............................................  10
Certain Tax Information..................................................  10
III.Approval of the 1999 Employee Stock Purchase Plan....................  11
General..................................................................  11
Description of the Purchase Plan.........................................  11
Security Ownership of Certain Beneficial Owners and Management...........  14
Executive Compensation...................................................  16
Summary Compensation Table...............................................  16
Aggregated Option Exercises in Last Fiscal Year and 1998 Year End Option
 Values..................................................................  17
Option Grants in 1998....................................................  17
Employment Agreements....................................................  18
Compensation Committee Interlocks and Insider Participation..............  20
Certain Relationships and Related Transactions...........................  20
Compliance with Section 16(a) of the Exchange Act........................  21
Report of the Compensation Committee of the Board of Directors...........  22
Compliance with Internal Revenue Code Section 162(m).....................  22
Performance Graph........................................................  23
Stockholder Proposals for the 2000 Annual Meeting........................  23
Other Business...........................................................  24
Exhibit A: 1998 Stock Option Plan........................................ A-1
Exhibit B: 1999 Employee Stock Purchase Plan............................. B-1

                                PROXY STATEMENT

  Unless otherwise indicated, share amounts contained in this proxy statement do not reflect theglobe's2 for 1 common stock split in the form of a dividend to stockholders of record as of May 3, 1999, payable on May 14, 1999.

  The Board of Directors of theglobe.com, inc. ("theglobe", "we" or "us") is soliciting proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, June 8, 1999, and at any adjournment or postponement.

  This proxy statement and the accompanying proxy are first being sent to stockholders entitled to vote at the Annual Meeting on or about May 14, 1999. theglobe's principal executive offices are located at 31 West 21st Street, New York, New York 10010, telephone number (212) 886-0800.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual Meeting

  The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

Record Date and Shares Outstanding

  Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 11,455,190 shares of common stock were issued and outstanding. The closing price of our common stock on The Nasdaq National Market on the Record Date was $61.50 per share.

Revocability and Voting of Proxies

  Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

  . by writing a letter delivered to Francis T. Joyce, Assistant Secretary of theglobe, stating that the proxy is revoked;

  .  by submitting another proxy with a later date;

  .  by attending the Annual Meeting and voting in person.

  Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares. Shares of common stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies, unless the proxies have been revoked.

  Unless we receive specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of theglobe's nominees as a director; (ii) FOR approval of theglobe's 1998 Stock Option Plan, as amended and restated; (iii) FOR approval of theglobe's 1999 Employee Stock Purchase Plan; and (iv) with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxy holders. theglobe does not presently anticipate any other business will be presented for vote at the Annual Meeting.

List of Stockholders

  A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting during regular business hours at our offices at 31 West 21st Street, New York, New York, by contacting the Assistant Secretary of theglobe.com.

Voting at the Annual Meeting

  Each share of common stock outstanding on the Record Date will be entitled to one (1) vote on each matter submitted to a vote of the stockholders, including the election of directors. Cumulative voting by stockholders is not permitted.

  The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

  A plurality of the votes cast is required for the election of Directors. Abstentions and broker "non-votes" are not counted for purpose of the election of Directors.

  The affirmative vote of a majority of the shares of common stock represented and voted at the Annual Meeting is required for approval of Proposals Two (approval of theglobe's 1998 Stock Option Plan, as amended and restated) and Three (approval of theglobe's 1999 Employee Stock Purchase Plan). Abstentions will have the same effect as a vote cast "against" such proposals, whereas broker non-votes are not considered to have been voted on such proposals.

Solicitation

  We will pay the costs relating to this proxy statement, the proxy and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies. They will not receive any additional pay for the solicitation.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Nominees for Directors

  The Board of Directors proposes the following nine nominees for election as directors at the Annual Meeting. The directors will hold office from election until the next Annual Meeting of Stockholders, or until their successors are elected and qualified.

                                                                                              Director
Nominee                  Age Position held with theglobe                                       Since
-------                  --- ---------------------------                                      --------
Michael S. Egan......... 59  Chairman                                                           1997
Todd V. Krizelman....... 25  Co-Chief Executive Officer, Co-President and Director              1995
Stephan J. Paternot..... 25  Co-Chief Executive Officer, Co-President, Secretary and Director   1995
Edward A. Cespedes...... 33  Vice President of Corporate Development and Director               1997
Rosalie V. Arthur....... 40  Director                                                           1997
Henry C. Duques......... 56  Director                                                           1998
Robert M. Halperin...... 70  Director                                                           1995
David H. Horowitz....... 70  Director                                                           1995
H. Wayne Huizenga....... 61  Director                                                           1998

                MICHAEL S. EGAN. Mr. Egan has served as our Chairman since
                August 1997. Mr. Egan serves as the Chairman of our Board of
Picture         Directors and as an executive officer with primary
Appears         responsibility for day-to-day strategic planning and financing
Here            arrangements. Mr. Egan has been the controlling investor of
                Dancing Bear Investments, Inc., a privately held investment company, since 1996. Dancing Bear Investments holds a controlling interest in us. From 1986 to 1996, he was the majority owner and Chairman of Alamo Rent-A-Car, Inc., now a subsidiary of AutoNation. Mr. Egan began his career with Alamo in 1976 and held various management and ownership positions during this period until he bought a controlling interest in 1986. Mr. Egan is also Chairman and Chief Executive Officer of
                Certified Vacations, a wholesale tour operator. Mr. Egan is a director of Florida Panthers Holdings, Inc. and
                Lowestfare.com, Inc. Mr. Egan began in the car rental business with Olins Rent-A-Car, where he held various positions, including President. Before acquiring Alamo, Mr. Egan held various administrative positions at Yale University and administrative and teaching positions at the University of Massachusetts at Amherst. Mr. Egan is a graduate of Cornell
                University, where he received a Bachelor's degree in Hotel
                Administration.

                TODD V. KRIZELMAN. Mr. Krizelman co-founded us in the fall of
Picture         1994. He is our Co-Chief Executive Officer and Co-President
Appears         and has served in various capacities with us since our
Here            founding. Mr. Krizelman graduated from Cornell University in
                1996, where he received a Bachelor's degree in Biology.





                STEPHAN J. PATERNOT. Mr. Paternot co-founded us in the fall of
                1994. He is our Co-Chief Executive Officer, Co-President and
Picture         Secretary and has served in various capacities with us since
Appears         our founding. Mr. Paternot graduated from Cornell University
Here            in 1996, where he received Bachelor's degrees in Business and
                Computer Science.





                EDWARD A. CESPEDES. Mr. Cespedes was appointed Vice President of Corporate Development in July 1998 and has served as one of
Picture         our directors since August 1997. As Vice President of
Appears         Corporate Development, Mr. Cespedes has primary responsibility
Here            for corporate development opportunities, including mergers and acquisitions. Mr. Cespedes is also a Managing Director of Dancing Bear Investments. Mr. Cespedes joined Dancing Bear
                Investments at its inception in 1996, where his responsibilities include venture capital investments, mergers and acquisitions and finance. Before joining Dancing Bear
                Investments, Mr. Cespedes served as Director of Corporate
                Finance for Alamo in 1996, where he was responsible for general corporate finance in the United States and in Europe.
                From 1988 to 1996, Mr. Cespedes worked in the Investment
                Banking Division of J.P. Morgan & Company, where he most recently focused on mergers and acquisitions. Mr. Cespedes received a Bachelor's degree in International Relations from Columbia University.

                ROSALIE V. ARTHUR. Ms. Arthur has served as one of our
                directors since August 1997. Ms. Arthur is a Senior Managing
Picture         Director and Vice President of Mergers and Acquisitions of
Appears         Dancing Bear Investments. She currently serves on the Board of
Here            Directors of Dancing Bear Investments and several companies affiliated with Michael Egan. She also served on the Board of Directors of Alamo and affiliated entities and Nantucket
                Nectars. Before joining Dancing Bear Investments, she served as Chief of Staff and Financial Counselor to the Chairman of Alamo from 1986 to 1996, when the company was sold. Ms. Arthur was the Manager of Financial Reporting at Sensormatic
                Electronics Corporation from 1984 to 1986 and worked in the audit department of KPMG Peat Marwick from 1980 to 1984. Ms.
                Arthur received her Bachelor of Science in Accounting from the University of South Florida. She is a Certified Public
                Accountant.





                HENRY C. DUQUES. Mr. Duques has served as one of our directors since September 1998. Mr. Duques is Chairman and Chief
Picture         Executive Officer of First Data Corporation, a position he has
Appears         held since April 1989. From September 1987 to 1989, he served
Here            as President and Chief Executive Officer of the Data Based
                Services Group of American Express Travel Related Services
                Company, Inc., the predecessor to First Data Corporation. He was Group President of Financial Services and a member of the board of directors of Automatic Data Processing, Inc. from 1984 to 1987. Mr. Duques is currently a director of Unisys
                Corporation. Mr. Duques holds a Bachelor of Business
                Administration in Accounting and an MBA in Accounting and Finance from George Washington University.





                ROBERT M. HALPERIN. Mr. Halperin has served as one of our
                directors since 1995. Mr. Halperin has acted as an advisor to
Picture         Greylock Management, a venture capital firm, for the past five
Appears         years. He is a member of the board of directors of Avid
Here            Technology, Inc. In addition, Mr. Halperin serves on the Board of Directors of the Associates of Harvard Business School, the Harvard Business School Publishing Co. and Stanford Health
                Services and also is a Life Trustee of the University of Chicago. He is the former Vice Chairman of Raychem
                Corporation's Board of Directors and also served as its President and Chief Operating Officer. Mr. Halperin joined
                Raychem Corporation in 1957. Mr. Halperin received a Master of
                Business Administration degree from Harvard Business School, and he earned a Bachelor's degree in liberal arts from the University of Chicago and a Bachelor's degree in Mechanical
                Engineering from Cornell University.





                DAVID H. HOROWITZ. Mr. Horowitz has served as one of our
                directors since December 1995. Mr. Horowitz has acted as an
Picture         investor and consultant in the media and communications
Appears         industries for at least the past five years, and as a
Here            consultant to the American Society of Composers, Authors and
                Publishers, and a Lecturer at the Columbia University School of Law. From 1973 to 1984, Mr. Horowitz was an officer and director of Warner Communications, Inc., and until 1985 he was President and CEO of MTV Networks, Inc. Mr. Horowitz is a graduate of Columbia University, where he received a Bachelor's degree, and is a graduate of Columbia Law School.





                H. WAYNE HUIZENGA. Mr. Huizenga has served as one of our
                directors since July 1998. Mr. Huizenga has served as the
Picture         Chairman of the Board of AutoNation since August 1995, as its
Appears         Co-Chief Executive Officer since October 1996 and as its Chief
Here            Executive Officer from August 1995 until October 1996. Mr.
                Huizenga also serves as the Chairman of the Board and Chief
                Executive Officer of Republic Services, Inc., as the Chairman of the Board of Florida Panthers Holdings, Inc., as the Chairman of the Board of Extended Stay America, Inc. and a director of NationsRent, Inc. From September 1994 until
                October 1995, Mr. Huizenga served as the Vice Chairman of
                Viacom Inc., and as the Chairman of the Board of Blockbuster
                Entertainment Group, a division of Viacom. From

                April 1987 through September 1994, Mr. Huizenga served as the Chairman of the Board and Chief Executive Officer of Blockbuster. In September 1994, Blockbuster merged into Viacom. In 1971, Mr. Huizenga co-founded Waste Management, Inc. and served in various capacities, including President, Chief Operating Officer and a director from its inception until 1984. Mr. Huizenga also owns or controls the Miami Dolphins professional sports franchise, and Pro Player Stadium, located in South Florida.

-------------------------------------------------------------------------------

Board Meetings and Committees of the Board

  The Board of Directors met nine times in 1998. No incumbent director attended less than 75% of the total number of all meetings of the Board and any committees of the Board on which he or she served, if any, during 1998.

  The functions and responsibilities of the standing Committees of the Board of Directors are described below.

  Audit Committee. This Committee, which was formed in July 1998, reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of our independent auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of our auditors and our accounting practices and internal controls. The current members of this Committee are Messrs. Halperin and Horowitz, who are non-employee directors, and Ms. Arthur. The Committee did not meet in calendar year 1998, but held one meeting in 1999 with respect to fiscal year 1998.

  Compensation Committee. This Committee, which met once in 1999 with respect to calendar year 1998, establishes salaries, incentives and other forms of compensation for officers and other employees of theglobe. A subcommittee of the Compensation Committee consisting of Messrs. Halperin and Horowitz has been delegated authority to approve option grants under the 1998 Stock Option Plan, as amended and restated. The current members of this Committee are Messrs. Egan, Halperin and Horowitz and Ms. Arthur. Prior to July 15, 1998, the members of this Committee were Messrs. Egan, Halperin, Krizelman and Paternot.

  Nominating Committee. This Committee, which was formed in July 1998, makes recommendations to the Board for Director nominees. The current members of this Committee are Messrs. Egan, Krizelman and Paternot. This Committee did not meet in fiscal year 1998. Nominations for other directors in accordance with our By-laws must be received by the Nominating Committee by the close of business on May 24, 1999.

Director Compensation

  Directors who are also our employees receive no compensation for serving on our Board. We reimburse non-employee directors for all travel and other expenses incurred in connection with attending Board and Committee meetings. Non-employee directors are also eligible to receive automatic stock option grants under our 1998 Stock Option Plan.

  Under the 1998 Stock Option Plan each eligible non-employee director as of July 15, 1998 received an initial grant of options to acquire 25,000 shares of our common stock. Each director who became an eligible non-employee director for the first time after July 15, 1998 received an initial grant of options to acquire 12,500 shares of our common stock. In addition, each eligible non-employee director will receive an annual grant of options to acquire 3,750 shares of our common stock on the first business day following each annual meeting of stockholders that occurs while the 1998 Stock Option Plan is in effect. These stock options will be granted with per share exercise prices equal to the fair market value of our common stock as of the date of grant.

Indemnification

  The Delaware General Corporation Law provides that a corporation may indemnify its directors and officers for certain liabilities. We indemnify our directors and officers to the fullest extent permitted by law so that they will serve free from undue concern that they will not be indemnified. This is required under our By-laws, and we have also signed agreements with each of those individuals contractually obligating us to provide this indemnification to them.

  At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of theglobe in which indemnification would be required or permitted, and we are not aware of any threatened litigation or proceeding which may result in a claim for indemnification by us.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NINE NOMINEES AS DIRECTORS OF THEGLOBE

We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not presently anticipate that any nominee will be unable to serve.

Other Executive Officers

  The names of, and certain information regarding, our executive officers who are not directors, are set forth below. The executive officers serve at the pleasure of the Board and the Chief Executive Officers.

  Dean S. Daniels. Mr. Daniels was appointed our Vice President and Chief Operating Officer in August 1998. From February 1997 until joining us, Mr. Daniels served as Vice President and General Manager of CBS New Media, a subsidiary managing all of CBS Television Network's activity on the Internet. From March 1996 to February 1997, Mr. Daniels was the Director of Interactive Services at CBS News. From 1994 to 1996, Mr. Daniels served as Director of Affiliate News Services at CBS NEWSPATH. From 1992 to 1994, Mr. Daniels was Director of News of WCBS-TV, a CBS owned television station in New York. Before that time, Mr. Daniels held various positions at WCBS-TV, including executive producer, and was the recipient of four Emmy Awards.

  Francis T. Joyce. Mr. Joyce was appointed our Vice President, Chief Financial Officer and Treasurer in July 1998. From 1997 until joining us, Mr. Joyce served as Chief Financial Officer of the Reed Travel Group, a division of Reed Elsevier Plc, which is an international publisher of travel information. From 1994 to 1997, Mr. Joyce was the Chief Financial Officer at Alexander Consulting Group, a division of Alexander & Alexander Services, Inc., an international professional services firm, which included a human resources consulting firm, an insurance brokerage unit and an executive planning life insurance unit. From 1988 to 1994, Mr. Joyce worked as a Senior Vice President and controller at Bates Worldwide, a division of Saatchi & Saatchi Co., an advertising firm. Mr. Joyce received a Bachelor of Science in Accounting from the University of Scranton and a Master of Business Administration from Fordham University. He is a Certified Public Accountant.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                PROPOSAL NO. 2
                    APPROVAL OF THE 1998 STOCK OPTION PLAN,
                            AS AMENDED AND RESTATED
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  The Board of Directors proposes that theglobe's stockholders approve theglobe's 1998 Stock Option Plan, as amended and restated (the "Option Plan"). The proposed amendment will:

  . increase the number of shares of common stock reserved for issuance under the Option Plan by an additional 500,000 shares before taking into account the stock split (or 1,000,000 shares after taking into account the stock split), and

  . increase the limit on the maximum number of options that may be awarded to an individual in any three consecutive calendar year period from 250,000 to 500,000 prior to the stock split (from 500,000 to 1,000,000 after the stock split).

Purpose of the Proposal

  As of March 12, 1999, only 4,952 shares remained available for future grants under the Option Plan. In order to continue to provide key individuals with awards and incentives commensurate with their contributions and competitive with those offered by other employers, the Compensation Committee determined that it was in our best interest to increase the number of shares with respect to which options may be granted under the Option Plan. Consequently, in March 1999 our Board of Directors adopted, subject to approval by our stockholders, the amendments to the Option Plan to increase the number of shares of common stock available for grant under the

Option Plan and increase the limit on the maximum number of options that may be awarded to any eligible individual in any three consecutive calendar year period. The Board of Directors believes that these amendments will increase stockholder value by further aligning the interests of key individuals with the interests of our stockholders by providing a greater opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. In addition, a per person limit in the Option Plan is required for the Option Plan to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

  The Board is submitting the Option Plan for stockholder approval so that, among other reasons, the compensation attributable to options granted under the Option Plan may qualify as "performance-based compensation" for purposes of Section 162(m) of the Code. See "Certain Tax Information--Section 162(m)."

General

  The following summary of the Option Plan is subject in its entirety to the specific language of the Option Plan, a copy of which is attached to the proxy statement as Exhibit A.

  Our Option Plan was adopted by the Board of Directors in July 1998 and has been approved by our stockholders. 1,200,000 shares of common stock were initially reserved for issuance under the Option Plan. As of the Record Date, options to purchase approximately 1,225,808 shares were outstanding under the Option Plan and no shares were available for future grant under the Option Plan prior to its amendment and restatement.

Description of the Option Plan

  Purpose. The Board of Directors believes that our long term success is dependent upon our ability to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to theglobe. The Option Plan is intended to strengthen us by providing an incentive to our employees, officers, consultants and directors and thereby encourage them to devote their abilities and industry to the success of our business enterprise. We believe that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of theglobe. At present, most newly hired full-time employees are granted options. We believe that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in demand. The Board believes that the ability to grant options will be important to our future success by allowing us to remain competitive in attracting and retaining key personnel.

  Administration. The Option Plan is administered by a committee of the Board of Directors that consists of at least two non-employee outside board members. The Board of Directors has delegated authority to approve option grants under the Option Plan to a subcommittee of the Compensation Committee consisting of Messrs. Halperin and Horowitz. The full Board of Directors is also authorized to make grants under the Option Plan. All questions of interpretation of the Option Plan are determined by this subcommittee, and its determinations are final and binding upon all participants. Generally, this subcommittee (1) selects those persons to whom options will be granted, and (2) determines the terms and conditions of options, including the purchase price per share and the vesting provisions. Each of the subcommittee and the entire Board has the authority to make amendments or modifications to outstanding options consistent with the Option Plan's terms.

  Eligibility. Any of our current or future employees, officers, consultants, advisors or directors is eligible to participate in the Option Plan. Incentive stock options, qualified under Section 422 of the Code, may be granted only to employees, including officers. Nonqualified stock options, not so qualified, may be granted to our employees, consultants or other independent advisors. Formula options are granted to eligible directors who are not employees and who do not receive from us any compensation or other consideration other than in their capacity as directors. In addition, our web site's community leaders may be granted fully vested shares under the Option Plan as bonuses, as discussed more fully below under "Stock Bonus for Community Leaders."

  Employee Options. The subcommittee for the entire Board may grant both incentive stock options and nonqualified stock options to eligible individuals. The terms of these stock options, including vesting, granted under the Option Plan may be determined by the subcommittee or the entire Board. Each stock option is evidenced by a stock option agreement between theglobe and the person to whom such option is granted and is normally subject to the following additional terms and conditions:

  . Exercise or Purchase Price: The exercise prices of option grants under the Option Plan are determined by the subcommittee or the entire Board. In the case of an incentive stock option, the exercise price must not be less than 100% of the fair market value of the common stock on the date the option is granted, with the exception that in the case of an option granted to a stockholder who, immediately prior to such grant, owns stock representing more than 10% of the voting power or value of all classes of stock of theglobe, the exercise price must not be less than 110% of such fair market value.

  . Termination of Employment or Service: If the optionee's status as an employee, non-employee director, consultant or other independent advisor terminates for any reason other than death or disability, options may be exercised within such period of time after such termination as the subcommittee or the entire Board may determine, but only to the extent the options were exercisable on the date of termination.

  . Death or Permanent Disability: If an optionee should die or become permanently disabled while employed by theglobe, options may be exercised by the optionee or the personal representative of the optionee's estate, as the case may be, within such period of time after such death or permanent disability as the subcommittee or the entire Board may determine, but only to the extent such options were exercisable on such date and in no event later than the expiration of the term of such options.

  Formula Options. Each of our eligible non-employee directors was made an initial grant of options and is entitled to a recurrent grant of options, ("Formula Options"). Each eligible director as of July 15, 1998 was granted an initial option in respect of 25,000 shares. Each eligible director who became a director for the first time after July 15, 1998 received an initial grant of options to acquire 12,500 shares of our common stock. In addition, each eligible director will be granted an option in respect of 3,750 shares of our common stock on the first business day after our annual meeting of stockholders in each year that the Option Plan is in effect.

  The purchase price for shares under each Formula Option will be equal to 100% of fair market value on the date of grant. Each Formula Option granted on July 15, 1998 became vested and exercisable with respect to 25% of the shares on the date of grant and will become vested with respect to an additional 25% of the shares on each of the first three anniversaries of the date of grant, provided that the director continues to serve. All other Formula Options become vested and exercisable with respect to 25% of the shares subject thereto on each of the first four anniversaries of the date of grant, provided that the director continues to serve.

  If an optionee's service as a director terminates for any reason other than for "cause," the Formula Option becomes fully vested and may be exercised at any time within two years after termination. If a director's service terminates for cause, the option immediately terminates. Each Formula Option terminates on the tenth anniversary of grant unless terminated earlier, or if later, the first anniversary of the date of the director's death, if such death occurs prior to the tenth anniversary.

  Stock Bonus for Community Leaders. The Board approved for grant an aggregate of approximately 3,500 fully vested shares of common stock to community leaders as of July 23, 1998. A "community leader" is an individual participating in the formation and dissemination of content on our web site and who manages communities on the web site, highlights member content, communicates directly to members and organizes events.

  Terms Applicable to All Options.

  .  Termination of Options: Options granted under the Option Plan expire ten
     (10) years from the date of grant or such shorter term as may be provided in the notice of grant. No option may be exercised by any person after such expiration.

  . Nontransferability of Options: An option may not be transferred other than by will or the laws of descent and distribution or, in the case of an option other than an incentive stock option, pursuant to a domestic relations order. An option shall be exercisable during the lifetime of such optionee only by the optionee or his or her guardian or legal representative. The subcommittee or the entire Board may, however, set forth in an option agreement (other than for an incentive stock option) that the option may be transferred to an immediate family member, trusts solely for the benefit of such immediate family members, and partnerships in which such family members and trusts are the only partners. Such permitted transferee shall be deemed to be the optionee.

  Adjustments Upon Changes in Capitalization. In the event of a change in capitalization, the Compensation Committee will adjust the maximum number and class of shares or other stock or securities with respect to which options may be granted under the Option Plan or to any eligible individual in any three calendar year period, the number and class of shares or other stock or securities which are subject to outstanding options and the purchase price therefor, if applicable, and the number and class of shares or other securities in respect of which Formula Options are to be granted.

  Change in Control. In the event of a change in control, all options outstanding on the date of the change in control will become immediately and fully exercisable. In addition, to the extent set forth in an option agreement, an optionee will be permitted, within sixty days of a change in control, to exchange unexercised options for a cash payment from theglobe. theglobe will cancel the unexpired options that are exchanged for cash. In the event an optionee's employment with, or service as a director of, theglobe terminates following a change in control, each option held by the optionee that was exercisable as of the date of termination will remain exercisable for a period of at least one (1) year following the date of termination but not beyond the expiration of the stated term of the option.

  A Change in Control under the Option Plan means, generally:

    (1) the acquisition by any person of beneficial ownership of our voting securities resulting in such person beneficially owning 30% or more of the combined voting power of our then outstanding voting securities;

    (2) the individuals who, as of the adoption of the Option Plan, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; or

    (3) the consummation of any of:

      (a) a merger, consolidation or reorganization involving us unless:

        (i) our stockholders, immediately before such merger, consolidation or reorganization own, following such merger, consolidation or reorganization, at least 60% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization in substantially the same proportion as before the merger, consolidation or reorganization; and

        (ii) the members of the Incumbent Board immediately prior to the merger, consolidation or reorganization constitute at least two-thirds of the Board of the surviving corporation; and

        (iii) no person has beneficial ownership of 30% or more of the combined voting power of the surviving corporation's then outstanding voting securities;

      (b) our complete liquidation or dissolution; or

      (c) the disposition of all or substantially all of our assets.

  Amendment and Termination. The subcommittee or the Board may at any time or from time to time amend, modify, suspend or terminate the Option Plan. However, no amendment, modification, suspension or termination may adversely effect any outstanding option without the optionee's consent. In addition, amendments may require stockholder approval. The Option Plan will terminate by its terms not later than July 14, 2008.

Awards under the Option Plan

  Grants under the Option Plan are made at the discretion of the subcommittee of the Compensation Committee or the entire Board.

  As of the date of this proxy statement, the subcommittee has approved the following options for grant under the Option Plan, as proposed to be amended and restated:

                               New Plan Benefits

                                                                 Shares Subject
                                                                   to Options
                                                                  Granted Under
                                                                 the Option Plan
Name and Position                                                      (#)
-----------------                                                ---------------
Michael S. Egan................................................         --
 Chairman
Todd V. Krizelman..............................................         --
 Co-Chief Executive Officer and Co-President
Stephan J. Paternot............................................         --
 Co-Chief Executive Officer, Co-President and Secretary
Edward A. Cespedes.............................................         --
 Vice President, Corporate Development
Francis T. Joyce...............................................         --
 Chief Financial Officer
Dean S. Daniels................................................         --
 Chief Operating Officer
All current executive officers as a group (includes 6 persons,
 including those named above)..................................         --
All current directors (including nominees for director) who are
 not executive officers as a group (5 persons).................         --
All employees (other than current executive officers and
 directors who are not executive officers) as a group (12
 persons)......................................................      62,248(1)

--------
(1) These grants are conditioned upon stockholder approval of the Option Plan, as amended and restated.

  Approximately 220 individuals are eligible to participate in the Option Plan. As of the Record Date the market price of a share of our common stock was $61.50.

  theglobe cannot currently determine the number of additional shares of common stock that may be subject to options granted in the future, generally, under the Option Plan.

Certain Tax Information

  Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or "nonqualified stock options."

  Incentive Stock Option. An incentive stock option results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised. If the optionee holds the stock received as a result of an exercise of a stock option for more than two years from the date of the grant and one year from the date of exercise, then the gain from the sale of the stock is treated as long-term capital gain. If the shares are disposed of during this period, the option will be treated as a non-qualified stock option. We receive a tax deduction only if the shares are disposed of during such period. The deduction is equal to the amount of taxable income to the optionee.

  Nonqualified Stock Option. A non-qualified stock option results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares.

Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation realized by the optionee.

  The discussion above assumes that at the time of exercise, the sale of the shares at a profit would not subject an optionee to liability under Section 16(b) of the Exchange Act. Special rules may apply with respect to persons who may be subject to Section 16(b) of the Exchange Act. Participants who are or may become subject to Section 16 of the Exchange Act should consult with their own tax advisors in this regard.

  Excise Taxes. Under certain circumstances, the accelerated vesting or exercise of options in connection with a change in control involving us might be considered an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent those provisions apply, an optionee may be subject to a 20% excise tax and our subsidiaries or affiliates may be denied a tax deduction.

  Section 162(m). Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly paid executive officers who are employed by us on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. We have structured the Option Plan with the intention that compensation resulting from awards of options granted can qualify as "performance-based compensation" and, if so qualified, would be deductible. To qualify, we are, among other things, seeking stockholder approval of the Option Plan, as amended and restated.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THEGLOBE'S 1998 STOCK OPTION PLAN, AS AMENDED AND RESTATED.

  We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of the Option Plan, as amended and restated.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                PROPOSAL NO. 3
                             APPROVAL OF THE 1999
                         EMPLOYEE STOCK PURCHASE PLAN
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

General

  The Board adopted our 1999 Employee Stock Purchase Plan (the "Purchase Plan") in March 1999. There are currently a total of 200,000 shares before the split (400,000 shares after the split) of common stock reserved for issuance and sale under the Purchase Plan. We implemented the Purchase Plan on May 1, 1999. Adoption of the Purchase Plan is contingent on stockholder approval.

  The following summary of the Purchase Plan is subject in its entirety to the specific language in the Purchase Plan, a copy of which is attached as Exhibit B to the Proxy Statement.

Description of the Purchase Plan

  General. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase our common stock through payroll deductions.

  Administration. The Purchase Plan will be administered by a committee of two
(2) or more non-employee members of the Board of Directors. The Plan is currently being administered by the Compensation Committee. All questions of interpretation or application of the Purchase Plan are determined by the Committee and its decisions are final, conclusive and binding upon all participants.

  Eligibility. Each employee working for us or an eligible subsidiary who has completed six consecutive months of full-time employment is eligible to participate in an Offering Period (as defined below); provided, however, that no employee may receive options under the Purchase Plan that would result in the employee (i) owning stock and/or outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of our stock, or (ii) having the right to purchase stock under all our employee stock purchase plans at a rate which would exceed twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Eligible employees become participants in the Purchase Plan by filing an enrollment form with us (including a stock purchase agreement and a payroll deduction authorization) prior to the filing date set by the Committee, which will be before the beginning of each Offering Period. Approximately 200 individuals, including our employee directors and executive officers are eligible to participate in the Purchase Plan. As of the Record Date the market price of a share of our common stock was $61.50.

  Participation in an Offering. There will be four offering periods (each, an "Offering Period") to purchase shares of common stock during each twelve-month period. An Offering Period will begin on May 1 and end on July 31, begin on August 1 and end on October 31, begin on November 1 and end on January 31, and begin on February 1 and end on April 30. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 10% of a participant's compensation. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until the employee withdraws from the Plan or the employee's employment with us terminates. At the beginning of each Offering Period, each participant is deemed to be granted options to purchase shares of our common stock. The option is automatically deemed exercised at the end of the Offering Period, to the extent of the payroll deductions accumulated during such Offering Period. The maximum number of shares of common stock that a participant may purchase during an individual Offering Period is 2,000 shares before the split (4,000 shares after the split).

  Purchase Price, Shares Purchased. Shares of common stock may be purchased under the Purchase Plan at the closing price per share of the common stock as reported on The Nasdaq National Market on (i) the first day of the Offering Period or (ii) the last day of the Offering Period, whichever closing price is lower. The number of shares of common stock a participant purchases in each Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Offering Period by the purchase price.

  Termination of Employment. Upon termination of a participant's employment for any reason, including retirement or death, the participant's payroll deduction accumulated prior to such termination, if any, will be applied toward purchasing full shares of common stock in the then-current Offering Period. Any cash balance remaining after the purchase of shares in such Offering Period will be refunded to him or her, or, in the case of his or her death, to the person or persons entitled to the cash balance, and his or her participation in the plan will be terminated.

  Adjustment Upon Change in Capitalization. If, during any Offering Period, the outstanding shares of common stock have increased, decreased, changed into, or been exchanged for a different number or kind of our shares of stock or other securities through any reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares to be purchased and in their purchase price. In addition, in any such event, the number and/or kind of shares which may be purchased in the Offering Period shall also be proportionately adjusted. Upon our dissolution or liquidation, or upon our reorganization, merger or consolidation with one or more corporations as a result of which we are not the surviving corporation, or upon a sale of substantially all of our property or capital stock to another corporation, each participant during the Offering Period will be entitled to receive on the last day of the Offering Period, for each share to be purchased as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the common stock was entitled to receive upon and at the time of such transaction.

  Amendment and Termination of the Plan. The Board may terminate or amend the Purchase Plan. No termination, modification, or amendment of the Purchase Plan may, without the consent of a participant during the Offering Period, adversely affect the rights of such participant with respect to the Offering Period, except that we may terminate the Purchase Plan at anytime, including during an Offering Period, and apply the amounts withheld from participants during the Offering Period to the purchase of shares of common stock as if the termination date of the Purchase Plan were the last day of the then-current Offering Period.

  Withdrawal. Generally, participants are not permitted to withdraw any amounts from the accumulated payroll deduction in his or her account. A participant may stop participating in the Purchase Plan at any time by giving written notice to the plan representative. Payroll deductions accumulated prior to processing of the notice will be used to purchase full shares of common stock and any cash balance remaining will be refunded. A participant may elect to resume participation by providing written notice, effective as of the first Offering Period beginning after the processing of such election. A participant's withdrawal from any Offering Period will not have any effect upon such participant's eligibility to participate in any following Offering Period.

  Federal Tax Information for Purchase Plan. Under the Purchase Plan common stock is acquired with after-tax dollars. However, the 15% purchase price discount and any stock appreciation are tax-deferred. If a participant sells the common stock acquired at least two years after the first day of the Offering Period any profit up to the amount of the 15% discount will be taxable as ordinary income, and any further profit will be taxable as a long-term capital gain. Any loss will be treated as a long-term capital loss. If a participant sells the common stock acquired sooner, the difference between the fair market value of the shares at the date of purchase and the purchase price will be taxable as ordinary income in the year of the sale, regardless of the sale price. Any additional profit will be taxable as a capital gain. If a participant sells the shares of common stock at a price which is less than the fair market value of the shares at the date of purchase, he or she will have a capital loss equal to the amount by which the purchase date fair market value exceeds the sale price.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THEGLOBE'S 1999 EMPLOYEE STOCK PURCHASE PLAN.

  We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of the amendment to the Purchase Plan.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

  The following table sets forth certain information regarding beneficial ownership of our common stock as of April 23, 1999 by (i) each person who owns beneficially more than 5% of our common stock, (ii) each of our directors,
(iii) each of the officers named in the table under the heading "Executive Compensation--Summary Compensation Table," and (iv) all directors and executive officers as a group. A total of 11,449,373 shares of theglobe's common stock were issued and outstanding on April 23, 1999.

  The amounts and percentage of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission ("SEC") governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise indicated below, the address of each person named in the table below is in care of theglobe.com, inc., 31 West 21st Street, New York, New York 10010.

                                                         Shares Beneficially
                                                                Owned
                                                         -----------------------
Directors, Named Executive Officers and 5% Stockholders    Number     Percent
-------------------------------------------------------  ------------ ----------
Dancing Bear Investments, Inc.(1)......................     6,046,774     44.9%
Michael S. Egan(2).....................................     6,123,024     45.3
Todd V. Krizelman(3)...................................       877,431      7.5
Stephan J. Paternot(4).................................       929,976      7.9
Dean S. Daniels(5).....................................             0        *
Edward A. Cespedes(6)..................................        56,250        *
Francis T. Joyce(7)....................................             0        *
Rosalie V. Arthur(8)...................................        51,250        *
Henry C. Duques(9).....................................         6,250        *
Robert M. Halperin(10).................................       101,588        *
David H. Horowitz(11)..................................       115,278      1.0
H. Wayne Huizenga(12)..................................         6,250        *
All directors and executive officers as a group (11
 persons)(13)..........................................     8,267,297       58%

--------
 * Represents less than 1%.
(1) Includes: (1) 1,773,009 shares of our common stock issuable upon exercise of warrants at approximately $2.91 per share and (2) 250,000 shares of our common stock issuable upon exercise of warrants held by persons other than Dancing Bear Investments but as to which Dancing Bear Investments has voting power upon exercise under a stockholders' agreement. Dancing Bear Investments' mailing address is 333 East Las Olas Blvd., Ft. Lauderdale, FL 33301.
(2) Includes the following shares that Mr. Egan is deemed to beneficially own as the controlling investor of Dancing Bear Investments: (1) 1,773,009 shares of our common stock issuable upon exercise of warrants at approximately $2.91 per share,and (2) 250,000 shares of our common stock issuable upon exercise of warrants held by persons other than Mr. Egan but as to which Mr. Egan has voting power upon exercise under a stockholders' agreement. Also includes (1) 41,250 shares of our common stock issuable upon exercise of options that are currently exercisable, (2) 28,000 shares of our common stock held by certain trusts for the benefit of Mr. Egan's children, as to which he disclaims beneficial ownership, and (3) 7,000 shares of our common stock held by Mr. Egan's wife, as to which he disclaims beneficial ownership. Excludes 118,750 shares of our common stock issuable upon exercise of options that will not be exercisable within 60 days of April 23, 1999.

(3) Includes (1) 229,976 shares of our common stock issuable upon exercise of options that are currently exercisable and (2) 100,000 shares of our common stock issuable upon exercise of warrants. Excludes 100,250 shares of our common stock issuable upon exercise of options that will not be exercisable within 60 days of April 23, 1999.
(4) Includes (1) 229,976 shares of our common stock issuable upon exercise of options that are currently exercisable and (2) 100,000 shares of our common stock issuable upon exercise of warrants. Excludes 100,250 shares of our common stock issuable upon exercise of options that will not be exercisable within 60 days of April 23, 1999.
(5) Excludes 112,500 shares of our common stock issuable upon exercise of options that will not be exercisable within 60 days of April 23, 1999.
(6) Includes (1) 31,250 shares of our common stock issuable upon exercise of options that are currently exercisable, and (2) 25,000 shares of our common stock issuable upon exercise of warrants. Excludes 22,500 shares of our common stock issuable upon exercise of options that will not be exercisable within 60 days of April 23, 1999.
(7) Excludes 112,500 shares of our common stock issuable upon exercise of options that will not be exercisable within 60 days of April 23, 1999.
(8) Includes (1) 21,250 shares of our common stock issuable upon exercise of options that are currently exercisable, (2) 25,000 shares of our common stock issuable upon exercise of warrants, and (3) 5,000 shares of our common stock. Excludes (1) 22,500 shares of our common stock issuable upon exercise of options that will not be exercisable within 60 days of April 23, 1999 and (2) shares held by Dancing Bear Investments for which Ms. Arthur serves as an officer and a director, and as to which Ms. Arthur disclaims beneficial ownership.
(9) Includes 6,250 shares of our common stock issuable upon exercise of options that are currently exercisable. Excludes 18,750 shares of our common stock issuable upon exercise of options that will not be exercisable within 60 days of April 23, 1999.
(10) Includes 28,820 shares of our common stock issuable upon exercise of options that are currently exercisable. Excludes 32,222 shares of our common stock issuable upon exercise of options that are not currently exercisable. Excludes 90,180 shares of our common stock owned by Mr. Halperin's children for which he has a power of attorney but as to which he disclaims beneficial ownership.
(11) Includes 36,806 shares of our common stock issuable upon exercise of options that are currently exercisable. Excludes 25,972 shares of our common stock issuable upon exercise of options that are not currently exercisable.
(12) Includes 6,250 shares of our common stock issuable upon exercise of options that are exercisable within 60 days of April 23, 1999. Excludes 22,500 shares of our common stock issuable upon exercise of options that are not exercisable within 60 days of April 23, 1999.
(13) See footnotes 2 through 12 above.

                            EXECUTIVE COMPENSATION

  The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid by us to our Chairman, Co-Chief Executive Officers and our three other most highly compensated executive officers during the last two fiscal years (collectively, the "Named Executive Officers"):

                          Summary Compensation Table

                                                      Long-Term
                            Annual Compensation      Compensation
                         -------------------------   ------------
                                                      Number of
                                                      Securities
Name and Principal                                    Underlying        All Other
Position(1)              Year Salary ($) Bonus ($)   Options (#)   Compensation ($)(2)
------------------       ---- ---------- ---------   ------------  -------------------
Michael S. Egan, (3).... 1998       --        -- (4)   160,000               --
 Chairman                1997       --        --           --                --

Todd V. Krizelman,...... 1998  $140,554       -- (4)   150,250               --
 Co-Chief Executive                 --        --       100,000(8)            --
  Officer and Co-
  President
                         1997  $ 76,000   $18,750      144,976          $500,000

Stephan J. Paternot,.... 1998  $140,554       -- (4)   150,250               --
 Co-Chief Executive                 --        --       100,000(8)            --
  Officer, Co-President
  and Secretary          1997  $ 76,000   $18,750      144,976          $500,000

Edward A. Cespedes,      1998  $ 83,625       -- (4)    53,750               --
 (5)....................
 Vice President,                    --        --        25,000(9)            --
  Corporate Development

Francis T. Joyce,        1998  $ 80,769       --       112,500               --
 CFO(6).................

Dean S. Daniels,         1998  $ 80,731       --       112,500               --
 COO(7).................

--------
(1)We do not have any executive officers other than those named in the table. Other than Messrs. Krizelman and Paternot, we did not have any other executive officers whose aggregate salary, bonus and other compensation exceeded $100,000 during the fiscal year ended December 31, 1997.
(2)Reflects a one-time payment of $500,000 associated with our sale of preferred stock and warrants to Dancing Bear Investments in August 1997.
(3)Mr. Egan became an executive officer in July 1998. We did not pay Mr. Egan a base salary in 1998.
(4)Included in long-term compensation are 35,000, 50,000, 50,000 and 25,000 options granted in January 1999 at an exercise price of $31.50 related to bonuses earned in 1998 for Messrs. Egan, Krizelman, Paternot and Cespedes, respectively.
(5)Mr. Cespedes became an officer in July 1998.
(6)Mr. Joyce became an officer in July 1998.
(7)Mr. Daniels became an officer in August 1998.
(8)Represents the transfer of 100,000 Series E Warrants from Dancing Bear Investments, Inc. at an exercise price of approximately $2.91 per share.
(9)Represents the transfer of 25,000 Series E Warrants from Dancing Bear Investments, Inc. at an exercise price of approximately $2.91 per share.

  The following table sets forth, as of December 31, 1998, for each of the executives listed in the Summary Compensation table (a) the total number of unexercised options for common stock (exercisable and unexercisable) held, and
(b) the value of those options that were in-the-money on December 31, 1998 based on the difference between the closing price of our common stock on December 31, 1998 and the exercise price of the options on that date.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          1998 YEAR END OPTION VALUES

                                                Number of Securities      Value of Unexercised
                                               Underlying Unexercised      In-the-Money Stock
                           Shares              Stock Options at Fiscal      Options at Fiscal
                          Acquired    Value         Year-End (#)             Year-End ($)(2)
                         on Exercise Realized ------------------------- -------------------------
Name                       (#)(1)      ($)    Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- -------- ----------- ------------- ----------- -------------
Michael S. Egan.........     --        --         6,250      118,750       149,219    2,835,156

Todd V. Krizelman.......     --        --       107,488      172,738     3,474,226    4,725,770

Stephan J. Paternot.....     --        --       107,488      172,738     3,474,226    4,725,770

Edward A. Cespedes......     --        --         6,250       22,500       149,219      537,188

Francis T. Joyce........     --        --           --       112,500           --     2,804,063

Dean S. Daniels.........     --        --           --       112,500           --     2,685,938

--------
(1) The named executive officers did not exercise any options in 1998.
(2) Based on a per share fair market value of common stock equal to $32.875, as of December 31, 1998.

                             OPTION GRANTS IN 1998

                                                                                Potential Realizable Value
                           Number of      Percent of                             at Assumed Rates of Stock
                           Securities    Total Options Exercise                   Price Appreciation for
                           Underlying     Granted to   or Base                        Option Term (2)
                            Options      Employees in   Price                   ---------------------------
                         Granted (#)(1)      1998       ($/sh)  Expiration Date      5%           10%
                         --------------  ------------- -------- --------------- ------------ --------------
Michael S. Egan.........     25,000(3)        2.72%      9.00      July 2008    $    114,501 $      358,592
                            100,000(4)       10.90%      9.00      July 2008    $    566,005 $    1,434,368

Todd V. Krizelman.......        250(5)        0.03%      9.00      July 2008    $      1,415 $        3,586
                            100,000(4)       10.90%      9.00      July 2008    $    566,005 $    1,434,368

Stephan J. Paternot.....        250(5)        0.03%      9.00      July 2008    $      1,415 $        3,586
                            100,000(4)       10.90%      9.00      July 2008    $    566,005 $    1,434,368

Edward A. Cespedes......     25,000(3)        2.72%      9.00      July 2008    $    141,501 $      358,592
                              3,750(6)        0.41%      9.00      July 2008    $     21,225 $       53,789

Francis T. Joyce........     87,500(7)        9.54%      7.65      July 2008    $    420,966 $    1,066,811
                             25,000(8)        2.72%      9.00      July 2008    $    141,501 $      358,592

Dean S. Daniels.........     87,500(9)        9.54%      9.00   September 2008  $    495,255 $    1,255,072
                             25,000(10)       2.72%      9.00   September 2008  $    141,501 $      358,592

--------
 (1) In the event of a change in control of theglobe, all of these options become immediately and fully exercisable.
 (2) These amounts represent various assumed rates of appreciation only and are displayed in connection with SEC disclosure rules. Actual gains, if any, on stock option exercises are dependent on future performance of our common stock.
 (3) One-fourth of these options are exercisable. The remaining three-fourths will become exercisable with respect to one-third of the shares covered thereby on July 15 in each of 1999, 2000 and 2001.
 (4) These options become exercisable on July 15, 1999.
 (5) These options become exercisable on July 24, 1999.
 (6) These options become exercisable with respect to one-fourth of the shares indicated on July 31 in each of 1999, 2000, 2001 and 2002.
 (7) These options become exercisable with respect to one-third of the shares indicated on July 15 in each of 1999, 2000 and 2001.

 (8) These options become exercisable with respect to one-seventh of the shares indicated on July 15 in each of 1999, 2000, 2001, 2002, 2003, 2004 and 2005. However, options covering 12,500 shares have accelerated vesting if specified financial targets are met in 1999.
 (9) These options become exercisable with respect to one-third of the shares indicated in September in each of 1999, 2000 and 2001.
(10) These options become exercisable with respect to one-seventh of the shares indicated in September each of 1999, 2000, 2001, 2002, 2003, 2004 and 2005. However, options covering 12,500 shares have accelerated vesting if specified financial targets are met in 1999.

Employment Agreements

  CEO Employment Agreements. On August 13, 1997, we entered into employment agreements with our co-CEOs, Todd V. Krizelman and Stephan J. Paternot. Each CEO agreement provides for the following:

  .  employment as one of our executives;

  . an annual base salary of $125,000 with eligibility to receive annual increases amounting to no less than 15% of the executive's then-base salary;

  . a discretionary annual cash bonus, which will be awarded at our Board's discretion and upon the achievement of target performance objectives presented in our budget; and

  . a right to participate in our stock option plans and all health, welfare, and other benefit plans provided by us to our most senior executives.

  Each of the CEO agreements is for a term expiring on August 13, 2002, with possible earlier termination as provided in each CEO agreement. Each of the CEO agreements provides that, in the event of termination by us without cause, the executive will be entitled to receive from us:

  .  any earned and unpaid base salary;

  . reimbursement for any reasonable and necessary monies advanced or expenses incurred in connection with the executive's employment;

  .  a pro rata portion of the annual bonus for the year of termination; and

  . continued salary payments and employee benefits for one year following termination or the remainder of the term of the CEO agreement, whichever is less.

  In addition, termination without cause automatically triggers the vesting of all stock options held by the executive.

  In the event of a change in control or a dissolution, each executive may elect to terminate his employment by delivering a notice within 60 days to us and receive (1) any earned and unpaid base salary as of the termination date and (2) an amount reimbursing the executive for expenses incurred on our behalf before the termination date.

  Each CEO agreement contains a provision that the CEO will not compete with us for a period of five years from the date of each CEO Agreement or, in the case of termination without cause or after a change in control, the earlier of a period of one year immediately following termination of employment or five years from the date of our initial public offering.

  Chief Operating Officer Employment Agreement. We have entered into an employment agreement with Dean S. Daniels. The following are key terms of the Daniels employment agreement:

  .  employment as our Chief Operating Officer effective August 31, 1998;

  .  an annual base salary of not less than $250,000 per year;

  .  an annual cash bonus of $50,000; and

  . stock options to purchase 112,500 shares of our common stock. The options were granted at an exercise price of $9.00 per share. Of these options, 87,500 will vest with respect to one-third of the shares on each of the first three anniversaries of the date of grant, and 25,000 will vest with respect to one-seventh of the shares on each of the first seven anniversaries of the date of grant. The Daniels employment agreement also provides for the accelerated vesting of an aggregate of 12,500 of these options upon our attainment of financial targets in our 1999 fiscal year.

  The Daniels employment agreement is for a term expiring on August 31, 2001, with possible earlier termination as provided in the agreement. In the event of termination by us without cause, Mr. Daniels will be entitled to receive from us:

  . any earned and unpaid base salary as of the termination date and salary continuation during a one-year non-competition period following termination;

  . reimbursement for any and all reasonable monies advanced or expenses incurred in connection with his employment; and

  .  his full annual bonus for the year of termination.

  In addition, termination without cause automatically triggers the vesting of all options held by Mr. Daniels.

  The Daniels employment agreement contains a provision that he will not compete with us for a period of one year following the date of his termination of employment.

  Chief Financial Officer Employment Agreement. On July 13, 1998, we entered into an employment agreement with Francis T. Joyce. The following are the key terms of the Joyce employment agreement:

  .  employment as our Chief Financial Officer;

  . an annual base salary of not less than $200,000 per year with eligibility to receive annual increases in base salary as determined by our Co-Chief Executive Officers and Co-Presidents;

  .  an annual cash bonus of $50,000; and

  . Mr. Joyce received a stock option grant to purchase 112,500 shares of our common stock, 87,500 of which have an exercise price per share equal to 85% of the initial public offering price. As a result, we recorded a charge for deferred compensation expense of $118,100 in the third quarter of 1998, representing the difference between the deemed value of our common stock, the initial public offering price for accounting purposes, and the exercise price of these options at the date of grant. This amount is presented as a reduction of stockholders' equity and amortized over the vesting period of the applicable options. The remaining options were granted at an exercise price of $9.00 per share. Of these options, 87,500 will vest with respect to one-third of the shares on each of the first three anniversaries of the date of grant, and 25,000 will vest with respect to one-seventh of the shares on each of the first seven anniversaries of the date of grant. The Joyce employment agreement also provides for the accelerated vesting of an aggregate of 12,500 of these options upon our attainment of financial targets in our 1999 fiscal year.

  The Joyce employment agreement is for a term expiring on July 13, 2001, with possible earlier termination as provided in the Joyce employment agreement. In the event of termination by us without cause, Mr. Joyce will be entitled to receive from us:

  . any earned and unpaid base salary as of the termination date and salary continuation during a non-competition period following termination which will be six months or one year, if we elect to pay Mr. Joyce his salary during this period;

  . reimbursement for any and all monies advanced or expenses incurred in connection with his employment; and

  .  a pro rata portion of his annual bonus for the year of termination.

  In addition, termination without cause automatically triggers the vesting of all stock options held by Mr. Joyce.

  Other than the Option Plan and the Employment Agreements described above, there are no compensation plans or arrangements in which the co-CEO's or three other most highly paid executive officers participate that provide for payments or other benefits in the event of their termination of employment or a change in control of theglobe.

Compensation Committee Interlocks and Insider Participation

  Our Compensation Committee is currently comprised of Messrs. Egan, Halperin and Horowitz and Ms. Arthur. Before July 15, 1998, the compensation committee was comprised of Messrs. Egan, Halperin, Krizelman and Paternot. Mr. Egan, effective as of July 22, 1998, also serves as one of our executive officers in his role as Chairman.

  Either the entire Board or a subcommittee of the Compensation Committee consisting of Messrs. Halperin and Horowitz approves stock option grants. Neither Messrs. Halperin or Horowitz was at any time during 1998, or at any other time, an officer or employee of theglobe. No member of our Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of theglobe's Board of Directors or Compensation Committee.

  Although Mr. Egan does not receive a salary from us, in 1998 we granted stock options to Mr. Egan for 100,000 shares of our common stock under the Option Plan, as consideration for his performance of services in his capacity as an executive officer. Additionally, in January 1999, we granted stock options to Mr. Egan and Ms. Arthur for 35,000 and 15,000 shares, respectively, as bonus payments for 1998.

Certain Relationships and Related Transactions

  Arrangements with Entities Controlled by Various Directors and Officers. We entered into an electronic commerce contract with AutoNation, an entity affiliated with H. Wayne Huizenga, under which we have granted a right of first negotiation with respect to the exclusive right to engage in or conduct an automotive "clubsite" on theglobe.com. Additionally, AutoNation has agreed to purchase advertising from us for a three-year period at a price which will be adjusted to match any more favorable advertising price quoted to a third party by us, excluding various short-term advertising rates.

  In addition, we have entered into an electronic commerce arrangement with InteleTravel, an entity controlled by Michael S. Egan, under which we developed a Web community for InteleTravel in order for its travel agents to conduct business through our Web site in exchange for access to InteleTravel customers for distribution of our products and services.

  In April 1999, Mr. Egan was appointed to the board of directors of Lowestfare.com, Inc., an entity with which we have a premier partner relationship. This relationship was entered into prior to the time Mr. Egan became a director of Lowestfare.com, Inc.

  We believe that the terms of the foregoing arrangements are on comparable terms as if they were entered into with unaffiliated third parties. During 1998, we received $83,300 from AutoNation and $265,000 from InteleTravel in connection with these arrangements.

  Stockholders' Agreement. Messrs. Egan, Krizelman, Paternot and Cespedes, Ms. Arthur and Dancing Bear Investments, an entity controlled by Mr. Egan, entered into a stockholders' agreement under which Mr. Egan (the "Egan group") and Dancing Bear Investments agreed to vote for some nominees of Krizelman and Paternot (the "Krizelman and Paternot groups") to our board of directors and the Krizelman and Paternot groups agreed to vote for the Egan group's nominees to our board, who will represent a majority of our board.

  Additionally, under the terms of the stockholders' agreement, Messrs. Krizelman, Paternot and Cespedes and Ms. Arthur have granted an irrevocable proxy to Dancing Bear Investments with respect to any shares that may be acquired or beneficially owned by them upon the exercise of outstanding warrants transferred to each of them by Dancing Bear Investments. These shares will be voted by Dancing Bear Investments, which is controlled by Mr. Egan, and Dancing Bear Investments will have a right of first refusal upon transfer of these shares.

  The stockholders' agreement also provides:

  . Take-Along Rights. If the Egan group sells shares of our common stock (including shares issued upon exercise of options) and warrants (assuming the warrants have been exercised) representing 25% or more of our outstanding common stock, in any private sale, the Krizelman and Paternot groups, Mr. Cespedes and Ms. Arthur may be required to sell up to the same percentage of their shares as the Egan group sells.

  . Tag-Along Rights. If Dancing Bear Investments sells shares of our common stock (including shares issued upon exercise of options) or warrants (assuming the warrants have been exercised) representing 25% or more of our outstanding common stock, or the Krizelman and Paternot groups collectively sell shares or warrants representing 7% or more of our shares and warrants in any private sale, each other party to the stockholders' agreement, including entities controlled by them and their permitted transferees, may, at their option, sell up to the same percentage of their shares.

Compliance with Section 16(a) of the Exchange Act

  Section 16(a) of the Securities and Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file certain reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and with The Nasdaq Stock Market, Inc. Such officers, directors, and 10% stockholders are also required to furnish theglobe with copies of all Section 16(a) forms that they file.

  Based solely on our review of copies of Forms 3 and 4 and any amendments furnished to us pursuant to Rule 16a-3(e) and Forms 5 and any amendments furnished to us with respect to the 1998 fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, we believe that, during the 1998 fiscal year, our officers and directors have complied with all Section 16(a) applicable filing requirements.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  The Compensation Committee of the Board of Directors establishes our general compensation policies as well as the compensation plans and specific compensation levels for executive officers. It also administers our employee stock benefit plan for executive officers. The Compensation Committee includes two independent, non-employee directors who have no interlocking relationships as defined by the SEC.

  The Compensation Committee believes that the compensation of our executive officers, including the Chief Executive Officers, should be influenced by our performance. Employment agreements with certain of our executive officers establish base salary levels, and any salary increases are made in accordance with those agreements. Additional compensation in the form of cash bonuses or stock options is made in accordance with the employment agreements, where applicable, or at the discretion of the Compensation Committee, a subcommittee of the Compensation Committee, or the full Board, taking into account the contributions made by the executive officers to theglobe, as well as anticipated performance of theglobe in the coming year. The Committee believes that our executive officer salaries in 1998 did not exceed levels in the industry for similarly-sized businesses.

  During 1998, each of the Chief Executive Officers received salary increases of 15%, and no salary increases were given to other executive officers.

  In addition to salary, the Board or a subcommittee of the Compensation Committee, from time to time, grants options to executive officers. The Committee views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to our stock price, the Committee believes that options motivate executive officers to manage us in a manner that will also benefit stockholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to an executive officer is the executive officer's ability to influence our long-term growth and profitability.

  During 1998, a total of 100,250 options were granted to each of the Chief Executive Officers and a total of 378,750 options were granted to the other executive officers.

Compliance with Internal Revenue Code Section 162(m)

  Section 162(m) of the Code was enacted in 1993 and generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by a corporation on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders.

  The Committee has considered the tax deductibility of compensation awarded under the Option Plan in light of Section 162(m). We structured and intend to administer the Option Plan with the intention that the resulting compensation can qualify as "performance-based compensation" and would be deductible. It is not expected that any executive officer's compensation will be non-deductible in 1999 by reason of the application of Section 162(m).

               Compensation Committee of the Board of Directors

                                          Michael Egan
                                          Robert Halperin
                                          David Horowitz
                                          Rosalie Arthur

                               PERFORMANCE GRAPH

  The following graph shows a comparison of our cumulative total stockholder return, calculated on a dividend reinvested basis, from the end of the first trading day (November 13, 1998) following the initial public offering of our common stock, through December 31, 1998 for theglobe, the Nasdaq Stock Market Composite Index (the "Nasdaq Index") and the Hambrecht & Quist Internet Index (the "Internet Index"). The graph assumes that $100 was invested in our common stock, the Nasdaq Index and the Internet Index on November 13, 1998. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                           [GRAPH APPEARS HERE]

       -------------------------------------------------
                              11/13/98      12/31/98
       -------------------------------------------------
           theglobe.com         100           51.77*
       -------------------------------------------------
           Nasdaq Index         100          118.65
       -------------------------------------------------
           Internet Index       100          141.65
       -------------------------------------------------


* Note: Our stock price on November 12, 1998 was $9.00. The closing price on the first trading day (November 13, 1998) was $63.50. The closing price on December 31, 1998 was $32.875.

                         STOCKHOLDER PROPOSALS FOR THE
                              2000 ANNUAL MEETING

  We welcome comments and suggestions from our stockholders. Here are the ways a stockholder may present a proposal for consideration by the other stockholders at our 2000 Annual Meeting:

  In our Proxy Statement: If a stockholder wants to submit a proposal for inclusion in our proxy statement and form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") for the 2000 Annual Meeting of Stockholders, we must receive the proposal in writing on or before 5 p.m., Eastern time, January 14, 2000.

  At the Annual Meeting: Under our By-Laws, if a stockholder wishes to nominate a director or bring other business before the stockholders at the 2000 Annual Meeting, we must receive the stockholder's written notice not less than 60 days nor more than 90 days prior to the date of the annual meeting, unless we give our stockholders less than 70 days' notice of the date of our 2000 Annual Meeting. If we provide less than 70 days' notice, then we must receive the stockholder's written notice by the close of business on the 10th day after we provide notice of the date of the 2000 Annual Meeting. The notice must contain the specific information required in our By-laws. A copy of our By-laws may be obtained by writing to the Assistant Secretary. If we receive a stockholder's proposal within the time periods required under our By-laws, we may choose, but are not required, to include it in our proxy statement. If we do, we may tell the other stockholders what we think of the proposal, and how we intend to use our discretionary authority to vote on the proposal.

  Delivering a Separate Proxy Statement: We will not use our discretionary voting authority if a stockholder submits a proposal within the time period required under our By-laws, and also provides us with a written statement that the stockholder intends to deliver his/her own proxy statement and form of proxy to our stockholders. Persons who wish to deliver their own proxy statement and form of proxy should consult the rules and regulations of the SEC.

  All proposals should be made in writing and sent via registered, certified or express mail, to our executive offices, 31 West 21st Street, New York, New York 10010, Attention: Assistant Secretary.

                                OTHER BUSINESS

  The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any matter not mentioned in this proxy statement is properly brought before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to those matters in accordance with their judgment.

                                          By Order of the Board of Directors


                                          /s/ Francis T. Joyce

                                          Francis T. Joyce
                                          Vice President, Chief Financial
                                          Officer, Treasurer and
                                          Assistant Secretary

New York, New York
May 14, 1999

                                                                      EXHIBIT A

                              theglobe.com, inc.

                            1998 STOCK OPTION PLAN

  1. Purpose. The purpose of this Plan is to strengthen theglobe.com, inc., a Delaware corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and extraordinary efforts through the grant of Incentive Stock Options and Nonqualified Stock Options (as each term is herein defined).

  2. Definitions. For purposes of the Plan:

  2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (a) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (b) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

  2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

  2.3 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

  2.4 "Board" means the Board of Directors of the Company.

  2.5 "Cause" means:

    (a) for purposes of Section 6.4, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries; and

    (b) in the case of an Optionee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee and the Company or Subsidiary, which employment agreement includes a definition of "Cause", the term "Cause" as used in the Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

    (c) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

  2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

  2.7 A "Change in Control" shall mean the occurrence of any of the following:

    (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange
  Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2.7(a), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Majority-Owned Subsidiary"), (ii) the Company or its Majority-Owned Subsidiaries, or
  (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

    (b) The individuals who, as of date plan is adopted are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

    (c) The consummation of:

      (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

        (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

        (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

        (C) no Person other than (1) the Company, (2) any Majority-Owned Subsidiary, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Majority-Owned Subsidiary, or (4) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock;

      (ii) A complete liquidation or dissolution of the Company; or

      (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Majority-Owned Subsidiary or the distribution to the Company's stockholders of the stock of a Majority-Owned Subsidiary or any other assets).

  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

  If an Eligible Individual's employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of the Plan provided a Change in Control shall actually have occurred.

  2.8 "Code" means the Internal Revenue Code of 1986, as amended.

  2.9 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

  2.10 "Community Leader" means an individual participating in the formation and dissemination of content on the Company's web site and who manages communities on the web site, highlights member content, communicates directly to members and organizes events, as determined from time to time in the Company's sole discretion.

  2.11 "Company" means theglobe.com, inc., a Delaware corporation.

  2.12 "Consultant" means any consultant or advisor that qualifies as an "employee" within the meaning of rules applicable to Form S-8, as in effect from time to time, of the Securities Act of 1933, as amended.

  2.13 "Director" means a director of the Company.

  2.14 "Disability" means:

    (a) in the case of an Optionee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in the Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

    (b) in all other cases, the term "Disability" as used in the Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

  2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  2.16 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

  2.17 "Formula Option" means an Option granted pursuant to Section 6.

  2.18 "Incentive Stock Option" means an Option satisfying the requirements of
Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

  2.19 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

  2.20 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

  2.21 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Formula Option, or any or all of them.

  2.22 "Optionee" means a person to whom an Option has been granted under the Plan.

  2.23 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

  2.24 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

  2.25 "Performance-Based Compensation" means any Option that is intended to constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

  2.26 "Permitted Transferee" means an Optionee's immediate family, trusts solely for the benefit of such family members and partnerships in which such family members and/or trusts are the only partners. For this purpose, "immediate family" of an Optionee means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren.

  2.27 "Plan" means this theglobe.com, inc. 1998 Stock Option Plan, as amended from time to time.

  2.28 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

  2.29 "Shares" means the Common Stock, par value $0.001 per share, of the Company.

  2.30 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

  2.31 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

  2.32 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

  3. Administration.

  3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) Directors and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (B) to the extent necessary for any Option intended to qualify as Performance-Based Compensation to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

  3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.

  3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

    (a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

    (b) to construe and interpret the Plan and any Agreements granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees, and all other persons having any interest therein;

    (c) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

    (d) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

    (e) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

  4. Stock Subject to the Plan; Grant Limitations.

  4.1 The maximum number of Shares that may be made the subject of Options granted under the Plan is one million seven hundred thousand (1,700,000). The maximum number of Shares that may be the subject of Options granted to any Eligible Individual during any three (3) consecutive calendar year period may not exceed

500,000 Shares. Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to Section 10. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

  4.2 Upon the granting of an Option, the number of Shares available under
Section 4.1 for the granting of further Options shall be reduced by the number of Shares in respect of which the Option is granted; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

  4.3 Whenever any outstanding Option or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option may again be the subject of Options granted hereunder.

  5. Option Grants for Eligible Individuals.

  5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

  5.2 Exercise Price. The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

  5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that the Committee may provide that an Option (other than an Incentive Stock Option) may, upon the death of the Optionee, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

  5.4 Vesting. Subject to Section 7.4, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

  5.5 Deferred Delivery of Option Shares. The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the grant.

  5.6 Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.6) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

  6. Option Grants for Nonemployee Directors.

  6.1 Grant. Formula Options shall be granted to Eligible Directors as follows:

    (a) Initial Grant for Current Eligible Directors. Each person who is an Eligible Director as of July 15, 1998, shall, as of such date, be granted a Formula Option in respect of 25,000 Shares.

    (b) Initial Grant for Subsequent Eligible Directors. Each Eligible Director who becomes a Director for the first time after July 15, 1998 and while this Plan is in effect, shall, upon becoming a Director, be granted a Formula Option in respect of 12,500 Shares.

    (c) Annual Grant. Each Eligible Director shall be granted a Formula Option in respect of 3,750 Shares on the first business day after the annual meeting of the stockholders of the Company in each year that the Plan is in effect provided that the Eligible Director is a Director on such date.

  All Formula Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of the Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of Formula Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Formula Options.

  6.2 Purchase Price. The purchase price for Shares under each Formula Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Formula Option is granted.

  6.3 Vesting. Subject to Section 7.4, (i) each Formula Option granted pursuant to Section 6.1(a) above to a person who was also a Director as of August 13, 1997, shall be fully vested and exercisable with respect to 25% of the Shares subject thereto as of the date of grant, and with respect to an incremental 25% of the Shares subject thereto on each of the first three (3) anniversaries of the date of grant, and (ii) each other Formula Option granted pursuant to this Section 6 shall become fully vested and exercisable with respect to an incremental 25% of the Shares subject thereto on each of the first four anniversaries of the date of grant; provided, however, in each case, that the Optionee continues to serve as a Director as of such date of vesting. Notwithstanding the foregoing (i) if an Optionee's service as a Director terminates for any reason, other than for Cause, then each Formula Option held by such Optionee shall become fully and immediately vested and exercisable as of such date of termination and (ii) if an Optionee's service as a Director terminates for Cause, then each Formula Option held by such Optionee, whether or not then vested and exercisable, shall immediately terminate and the Optionee shall have no further rights in such Formula Option as of such date of termination.

  6.4 Duration. Subject to Section 7.4, each Formula Option shall terminate on the date which is the tenth anniversary of the date of grant (or if later, the first anniversary of the date of the Director's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

    (a) If an Optionee's service as a Director terminates for any reason other than for Cause, the Optionee (or in the event of death, by the person or persons to whom such rights shall pass by will or the laws of descent or distribution) may for a period of two (2) years after such termination exercise his or her Formula Option, after which time the Formula Option shall automatically terminate in full.

    (b) If an Optionee's service as a Director terminates for Cause, the Formula Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

  7. Terms and Conditions Applicable to All Options.

  7.1 Non-Transferability. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to a Permitted Transferee, and for purposes of the Plan, such Permitted Transferee shall be deemed to be the Optionee. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

  7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares upon such terms and conditions as determined by the Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company (or withheld upon exercise) as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

  7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

  7.4 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (a) (i) in the case of a Nonqualified Stock Option, the greater of (A) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (B) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (ii) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (b) the aggregate exercise price for such Shares under the Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company and its Subsidiaries terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall, notwithstanding any shorter period set forth in the Agreement evidencing the Option, remain exercisable for a period ending not before the earlier of (x) the first anniversary of the termination of the Optionee's employment or service or (y) the expiration of the stated term of the Option.

  8. Stock Bonus for Community Leaders. The Committee may grant Shares to Community Leaders from time to time. The Committee in its sole discretion shall determine the Community Leaders to whom Shares shall be granted, and the number of Shares so granted. Any Shares granted under this Section 8 shall be without consideration to the Company and shall be fully and immediately vested upon grant.

  9. Effect of a Termination of Employment. The Agreement evidencing the grant of each Option shall set forth the terms and conditions applicable to such Option upon a termination or change in the status of the employment of the Optionee by the Company or a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option is granted or thereafter.

  10. Adjustment Upon Changes in Capitalization.

  (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted to any Eligible Individual during any three (3) consecutive calendar year period, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan and the exercise price therefor, if applicable and (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6.

  (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

  (c) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option prior to such Change in Capitalization.

  11. Effect of Certain Transactions. Subject to Section 7.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, upon exercise of any Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options prior to such Transaction.

  12. Interpretation.

  (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such rule shall be inoperative and shall not affect the validity of the Plan.

  (b) Unless otherwise expressly stated in the relevant Agreement, each Option (other than Formula Options) granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as Performance-Based Compensation.

  13. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (b) providing that the payment or settlement in respect of any Option be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

  14. Termination and Amendment of the Plan or Modification of Options.

  14.1 Plan Amendment or Termination. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

    (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options theretofore granted under the Plan, except with the consent of the Optionee, nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares which he or she may have acquired through or as a result of the Plan; and

    (b) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

  14.2 Modification of Options. No modification of an Option shall adversely alter or impair any rights or obligations under the Option without the consent of the Optionee.

  15. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

  16. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

    (a) give any person any right to be granted an Option other than at the sole discretion of the Committee;

    (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

    (c) limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any person at any time; or

    (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

  17. Regulations and Other Approvals; Governing Law.

  17.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

  17.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

  17.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

  17.4 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

  17.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

  18. Miscellaneous.

  18.1 Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Individual.

  18.2 Withholding of Taxes.

    (a) At such times as an Optionee recognizes taxable income in connection with the receipt of Shares hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such Shares. The Company shall have the right to deduct from any payment of cash to an Optionee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in the Agreement, at the time of grant or at any time thereafter, that the Optionee, in satisfaction of the obligation to pay Withholding Taxes, may elect to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

    (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

  18.3 Effective Date. The effective date of the Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

                                                                      EXHIBIT B

                               theglobe.com,inc.

                       1999 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I

                                 Introduction

  1. Purpose. theglobe.com, inc. 1999 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of theglobe.com, inc. (the "Company") and its Eligible Subsidiary Corporations (as defined below) will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock (as defined below).

  2. Rules of Interpretation. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under (S) 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                  ARTICLE II

                                  Definitions

  2.01 "Code" shall have the meaning set forth in Section 1.02.

  2.02 "Company" shall have the meaning set forth in Section 1.01.

  2.03 "Compensation" shall mean the gross cash compensation (including wage, salary and overtime earnings) paid by the Company or any Eligible Subsidiary Corporation to a participant in accordance with the terms of employment, but excluding all bonus payments, expense allowances and compensation paid in a form other than cash.

  2.04 "Committee" shall have the meaning set forth in Section 11.01.

  2.05 "Common Stock" shall mean the common stock, par value $.001, of the Company.

  2.06 "Eligible Subsidiary Corporation" shall mean each Subsidiary Corporation the employees of which are entitled to participate in the Plan, as listed or referred to on Schedule 2.04 hereto.

  2.07 "Employee" shall have the meaning set forth in Section 3.01.

  2.08 "Offering Commencement Date" shall have the meaning set forth in
Section 4.02.

  2.09 "Offering Price" shall have the meaning set forth in Section 6.02.

  2.10 "Offering Termination Date" shall have the meaning set forth in Section 4.02.

  2.11 "Offerings" shall have the meaning set forth in Section 4.02.

  2.12 "Plan" shall have the meaning set forth in Section 1.01.

  2.13 "Plan Representative" shall mean the person designated from time to time by the Committee to receive certain notices and take certain other administrative actions relating to participation in the Plan.

  2.14 "Subsidiary Corporation" shall mean any present or future corporation which (i) is or becomes a "subsidiary corporation" (as that term is defined in (S) 424 of the Code) of the Company, and (ii) is designated as a participating employer in the Plan by the Committee.

                                  ARTICLE III

                         Eligibility and Participation

  3.01 Initial Eligibility. Each employee who shall have completed six consecutive months of full-time employment with the Company and/or any Eligible Subsidiary Corporation shall be eligible to participate in Offerings which commence after such six-month period has concluded, provided he or she is employed on a full-time basis by the Company or an Eligible Subsidiary Corporation as of the relevant Offering Commencement Date (any such eligible employee, an "Employee"). Persons who are not Employees shall not be eligible to participate in the Plan.

  3.02 Restrictions on Participation. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option to purchase shares of Common Stock under the Plan:

    (a) if, immediately after the grant, such Employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of (S) 424(d) and (S) 423(b)(3) of the Code shall apply in determining stock ownership of any Employee); or

    (b) which permits such Employee's rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of fair market value of the Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

  3.03 Commencement of Participation. An eligible Employee may become a participant by completing an authorization for payroll deductions on the form provided by the Company and filing the completed form with the Plan Representative on or before the filing date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the next following Offering. Payroll deductions for a participant shall commence on the next following Offering Commencement Date after the Employee's authorization for payroll deductions becomes effective and shall continue until termination of the Plan or the participant's earlier termination of participation in the Plan. Each participant in the Plan shall be deemed to continue participation until termination of the Plan or such participant's earlier termination of participation in the Plan pursuant to Article VIII below.

                                  ARTICLE IV

                    Stock Subject to the Plan and Offerings

  4.01 Stock Subject to the Plan. Subject to the provisions of Section 12.04, the Company's Board of Directors shall reserve initially for issuance under the Plan an aggregate of two hundred thousand (200,000) shares of Common Stock, which shares shall be authorized but unissued. The Company's Board of Directors may from time to time reserve additional shares of authorized and unissued Common Stock for issuance pursuant to the Plan; provided, however, that at no time shall the number of shares of Common Stock reserved be greater than permitted by applicable law.

  4.02 Offerings. The Plan will be implemented by four offerings of the Common Stock during each twelve-month period (the "Offerings"). For so long as the Plan is in effect, an Offering will begin on May 1 and end on July 31, begin on August 1 and end on October 31, begin on November 1 and end on January 31, and begin on February 1 and end on April 30. The first day of an Offering shall be deemed the "Offering Commencement Date" and the last day the "Offering Termination Date" for such Offering.

                                   ARTICLE V

                              Payroll Deductions

  5.01 Amount of Deduction. The form described in Section 3.03 will permit a participant to elect payroll deductions of any whole percentage from one percent (1%) through ten percent (10%) of such participant's Compensation for each pay period during an Offering.

  5.02 Participant's Account. All payroll deductions made for a participant shall be credited to an account established for such participant under the Plan. A participant may not make any separate cash payment into such account.

  5.03 Changes in Payroll Deductions. A participant may reduce or increase future payroll deductions (within the limits described in Section 5.01) by filing with the Plan Representative a form provided by the Company for such purpose. The effective date of any increase or reduction in future payroll deductions will be the first day of the next Offering following processing of the change form. A participant may increase or reduce the amount of his or her payroll deductions only once with respect to any Offering.

                                  ARTICLE VI

                              Granting of Option

  6.01 Number of Option Shares. On the Offering Commencement Date (for each Offering), each participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of Common Stock the fair market value of which is equal to (i) that percentage of the Employee's Compensation which the Employee has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the Employee's Compensation during the Offering then divided by (iii) the applicable Offering Price determined as provided in
Section 6.02 below. Notwithstanding the foregoing, the maximum number of shares of Common Stock that a participant may purchase pursuant to an Offering is 2,000.

  6.02 Option Price. The option price of stock purchased with payroll deductions made during any Offering (the "Offering Price") for a participant therein shall be the lower of:

    (a) 85% of the closing price of the stock on the Offering Commencement Date for such Offering or the nearest prior business day on which trading occurred on the NASDAQ National Market System; or

    (b) 85% of the closing price on the Offering Termination Date for such Offering or the nearest prior business day on which trading occurred on the NASDAQ National Market System. If the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the stock on each such date, as determined on such basis as shall be established or specified by the Committee.

                                  ARTICLE VII

                              Exercise of Option

  7.01 Automatic Exercise. Subject to Section 6.01, each Plan participant's option for the purchase of stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the applicable Offering Termination Date for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the participant's account at the time will purchase at the applicable Offering Price.

  7.02 Withdrawal of Account. No participant in the Plan shall be entitled to withdraw any amount from the accumulated payroll deductions in his or her account; provided, however, that a participant's accumulated payroll deductions shall be refunded to the participant as and to the extent specified in Section 8.01 below upon termination of such participant's participation in the Plan.

  7.03 Fractional Shares. Fractional shares of Common Stock will not be issued under the Plan. Any accumulated payroll deductions which would have been used to purchase fractional shares, unless refunded pursuant to Section 7.02 above, will be held for the purchase of Common Stock in the next following Offering, without interest.

  7.04 Exercise of Options. During a participant's lifetime, options held by such participant shall be exercisable only by such participant.

  7.05 Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant in such Offering, as appropriate, the shares of Common Stock purchased therein upon exercise of such participant's option. The Company may deliver such shares in certificated or book entry form, at the Company's sole election. The Company may require a participant to dispose of the shares of Common Stock acquired pursuant to the Plan through one or more brokers designated by the Company.

  7.06 Stock Transfer Restrictions. The Plan is intended to satisfy the requirements of (S) 423 of the Code. A participant will not obtain the benefits of this provision if such participant disposes of shares of Common Stock acquired pursuant to the Plan within two (2) years from the applicable Offering Commencement Date.

                                 ARTICLE VIII

                                  Withdrawal

  8.01 In General. A participant may stop participating in the Plan at any time by giving written notice to the Plan Representative. Upon processing of any such written notice, no further payroll deductions will be made from the participant's Compensation during such Offering or thereafter, unless and until such participant elects to resume participation. Such participant's payroll deductions accumulated prior to processing of such notice to stop participation shall be applied toward purchasing full shares of Common Stock in the then-current Offering as provided in Section 7.01 above. Any cash balance remaining after the purchase of shares in such Offering shall be refunded promptly to such participant. A participant may elect to resume participation in the Plan by providing written notice to the Plan Representative pursuant to Section 3.03 above. Such election to resume participation shall be effective as of the first Offering commencing following the processing of such election.

  8.02 Effect on Subsequent Participation. A participant's withdrawal from any Offering will not have any effect upon such participant's eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company and for which such participant is otherwise eligible.

  8.03 Termination of Employment. Upon termination of a participant's employment with the Company or any Eligible Subsidiary Corporation (as the case may be) for any reason, including retirement or death, the participant's payroll deductions accumulated prior to such termination, if any, shall be applied toward purchasing full shares of Common Stock in the then-current Offering, and any cash balance remaining after the purchase of shares in such Offering shall be refunded to him or her, or, in the case of his or her death, to the person or persons entitled thereto under Section 12.01, and his or her participation in the Plan shall be deemed to be terminated.

                                  ARTICLE IX

                                   Interest

  9.01 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of or distributed to any participant.

                                   ARTICLE X

                                     Stock

  10.01 Participant's Interest in Option Stock. No participant will have any interest in shares of Common Stock covered by any option held by such participant until such option has been exercised as provided in Section 7.01 above.

  10.02 Registration of Stock. Shares of Common Stock purchased by a participant under the Plan will be recorded in the books and records of the Company in the name of the participant.

  10.03 Restrictions on Exercise. The Board of Directors of the Company may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of such option shall have been duly listed, upon official notice of issuance, upon a stock exchange or market, and that either:

    (a) a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

    (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his or her intention to purchase the shares for investment and not for resale or distribution.

                                  ARTICLE XI

                                Administration

  11.01 Appointment of Committee. The Board of Directors of the Company shall appoint a committee (the "Committee") to administer the Plan, which shall consist solely of no fewer than two "non-employee directors" (as defined in Rule 16b-3(a)(3) promulgated under the Securities Exchange Act of 1934, as amended).

  11.02 Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination of the foregoing matters shall be conclusive.

  11.03 Rules Governing the Administration of the Committee. The Board of Directors of the Company may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its chairman, shall hold its meetings at such times and places as it shall deem advisable, and may hold telephonic meetings. All determinations of the Committee shall be made by a majority of its members. A decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                  ARTICLE XII

                                 Miscellaneous

  12.01 Designation of Beneficiary. A participant may file with the Plan Representative a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash under the Plan upon the participant's death. Such designation of beneficiary may be changed by the participant at any time by written notice to the Plan Representative. Upon the death of a participant and receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by the participant under the Plan, and subject to Article VIII above concerning withdrawal from the Plan, the Company shall deliver such shares of Common Stock and/or cash to such beneficiary. In the event of the death of a participant lacking a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents of the participant, in each case without any further liability of the Company whatsoever under or relating to the Plan. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the shares of Common Stock and/or cash credited to the participant under the Plan.

  12.02 Transferability. Neither payroll deductions credited to any participant's account nor any option or rights with regard to the exercise of an option or the receipt of Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may, in its discretion, treat such act as an election to withdraw from participation in the Plan in accordance with Section 8.01.

  12.03 Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

  12.04 Adjustment Upon Changes in Capitalization.

    (a) If, while any options are outstanding under the Plan, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through any reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and in the Option Price applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted.

    (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or capital stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date, upon the exercise of such option, for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors of the Company shall take such steps in connection with such transactions as it shall deem necessary to assure that the provisions of this Section 12.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which each such holder of any such option might hereafter be entitled to receive.

  12.05 Amendment and Termination. The Board of Directors of the Company shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors of the Company shall not, without the approval of the shareholders of the Company, alter (i) the aggregate number of shares of Common Stock which may be issued under the Plan (except pursuant to Section 12.04 above), or (ii) the class of employees eligible to receive options under the Plan, other than to designate additional Subsidiary Corporations as Eligible Subsidiary Corporations; and provided further, however, that no termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase shares of Common Stock, adversely affect the rights of such Employee under such option, except that the foregoing shall not prohibit the Company from terminating the Plan at any time (including during an

Offering) and applying the amounts theretofore withheld from participants to the purchase of shares of Common Stock as if the termination date of the Plan were an Offering Termination Date.

  12.06 Effective Date. The Plan shall become effective as of May 1, 1999, subject to approval by the holders of a majority of the shares of Common Stock present and represented at any special or annual meeting of the shareholders of the Company duly held within 12 months after adoption of the Plan. If the Plan is not so approved, the Plan shall not become effective.

  12.07 No Employment Rights. The Plan does not, directly or indirectly, create in any person any right with respect to continuation of employment by the Company or any Subsidiary Corporation, and it shall not be deemed to interfere in any way with the Company's or any Subsidiary Corporation's right to terminate, or otherwise modify, any Employee's employment at any time.

  12.08 Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

  12.09 Governing Law. The law of the State of New York will govern all matters relating to this Plan except to the extent superseded by the federal laws of the United States.

                               ----------------

                               Schedule 2.04 to
             theglobe.com, inc. 1999 Employee Stock Purchase Plan

                       Eligible Subsidiary Corporations

  1. Each Subsidiary Corporation organized under the laws of any of the states of the United States of America.

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                              theglobe.com, inc.

                                 June 8, 1999


                Please Detach and Mail in the Envelope Provided


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A [X] Please mark your
      votes as in this
      example using
      dark ink only.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1), (2) AND (3) LISTED BELOW, TO COME BEFORE THE ANNUAL MEETING.


1. Election of nine (9) directors, to serve until the 2000 Annual Meeting of Stockholders.

  FOR all nominees           WITHHOLD             Nominees: Michael S. Egan
  listed at right            AUTHORITY                      Todd V. Krizelman
(except as marked to       to vote for all                  Stephan J. Paternot
the contrary below.)   nominees listed at right             Edward A. Cespedes
        [ ]                         [ ]                     Rosalie V. Arthur
                                                            Henry C. Duques
                                                            Robert M. Halperin
FOR, except withheld from the following nominee(s):         David H. Horowitz
                                                            H. Wayne Huizenga


2. To approve theglobe's 1998 Stock Option Plan, as amended and restated.

                FOR       AGAINST       ABSTAIN
                [ ]         [ ]           [ ]

3. To approve theglobe's 1999 Employee Stock Purchase Plan.

                FOR       AGAINST       ABSTAIN
                [ ]         [ ]           [ ]

4. Upon any and all other business that may properly come before the Annual Meeting.

This Proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs (1), (2) and (3), unless the shareholder specifies otherwise, in which case it will be voted as specified.


SIGNATURE ________________________________________________DATED__________, 1999

SIGNATURE ________________________________________________DATED__________, 1999

NOTE: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

PROXY                                                                   PROXY

                              theglobe.com, inc.

                (Solicited on behalf of the Board of Directors)

The undersigned holder of common stock of theglobe.com, inc., revoking all proxies previously given, hereby constitutes and appoints Todd V. Krizelman and Stephan J. Paternot, and each of them Proxies, with full power of substitution and resubstitution, on behalf and in the name of the undersigned, to vote all of the undersigned's shares of the said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of theglobe.com, inc., to be held at the Loews New York Hotel, 569 Lexington Avenue, New York, NY 10022, Tuesday, June 8, 1999, at 8:30 a.m., local time, and at any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies previously given.

Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter which may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR proposals 2 and 3.

           PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE